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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                         ----------------------------------

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      September 8, 1998
                                                  ------------------------------

                              Merrill Lynch & Co., Inc.
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                (Exact Name of Registrant as Specified in its Charter)

         Delaware                1-7182                    13-2740599
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     (State or Other          (Commission               (I.R.S. Employer
     Jurisdiction of          File Number)             Identification No.)
     Incorporation)



World Financial Center, North Tower, New York, New York       10281-1332
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code :        (212) 449-1000
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            (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5.  OTHER EVENTS
---------------------

     On September 8, 1998, Merrill Lynch & Co., Inc. (the "Corporation") reported that net earnings for July and August, the first two months of the 1998 third quarter, were an estimated $102 million.

     Cash earnings, which exclude the effect of goodwill amortization, were an estimated $138 million for the first two months of the third quarter.

     The Corporation made an exception to its policy of not disclosing intra-quarter financial performance because of the intensive public focus on deteriorating conditions in the emerging markets, and the fact that most major international financial institutions have made some form of disclosure.

     The estimated net earnings for July and August were reduced by estimated after-tax losses of $135 million in emerging markets activities, including mark-to-market inventories, proprietary trading and counter-party exposure. The sharp increase in credit spreads on fixed-income securities also affected the overall results. Other business areas, including private client, equity markets, mergers and acquisitions advisory services and asset management, performed strongly during this period.

     The estimated earnings also included a one-time expense of $23 million after-tax for the acquisition of Midland Walwyn Inc. in Canada.

     A number of factors - including a contraction of liquidity in the global debt markets, continuing widespread market volatility, potential delays in underwritings, and the possibility of slower economic growth globally - currently are creating an uncertain operating environment for a range of businesses in which the Corporation is engaged. As a result, the Corporation plans to implement selective expense reductions.


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                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 MERRILL LYNCH & CO., INC.
                                            ------------------------------------
                                                       (Registrant)

                                            By: /s/ E. Stanley O'Neal
                                               ---------------------------------
                                                    E. Stanley O'Neal
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  September 9, 1998


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